Exhibit 1.1

                                 NYMAGIC, INC.

                           (a New York corporation)

                       2,000,000 Shares of Common Stock

                          (par value $1.00 per share)

                            UNDERWRITING AGREEMENT


                                                             December 11, 2003


Keefe, Bruyette & Woods, Inc.
Friedman, Billings, Ramsey & Co., Inc.
Ferris, Baker Watts, Incorporated
   as Representatives of the several Underwriters
c/o Keefe, Bruyette & Woods, Inc.
4th Floor
787 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

         NYMAGIC, INC., a New York corporation (the "Company"), and the certain shareholders named in Schedule A hereto (the "Selling Shareholders"), confirm their respective agreements with Keefe, Bruyette & Woods, Inc. ("KBW"), Friedman, Billings, Ramsey & Co., Inc. ("FBR") and Ferris, Baker Watts, Incorporated ("FBW") and each of the other Underwriters named in Schedule B hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom KBW, FBR and FBW are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Selling Shareholders, acting severally and not jointly, of the respective numbers of the 2,000,000 shares of Common Stock, par value $1.00 per share, of the Company ("Common Stock") set forth on Schedule A hereto and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of the 2,000,000 shares of Common Stock set forth on Schedule B hereto and
(ii) the grant by the Selling Shareholder named in Schedule C hereto (the "Option Securities Selling Shareholder") to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 150,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 2,000,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 150,000 shares of Common Stock subject to the option described in
Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

         The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.


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         The Company has filed with the Securities and Exchange Commission
(the "Commission") a registration statement on Form S-3 (No. 333-106547) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the Commission and the Company has filed such post-effective amendments thereto as may be required prior to the execution and delivery of this Agreement and each such post-effective amendment has been declared effective by the Commission. Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective is herein called the "Registration Statement." Each prospectus used before such Registration Statement became effective, and any prospectus and preliminary prospectus supplement that omitted, as applicable, the Rule 430A Information or other information to be included upon pricing in the form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such effectiveness and prior to the initial delivery of the Prospectus, is herein called a "preliminary prospectus." The Company has filed a preliminary prospectus supplement in accordance with the provisions of Rule 424(b) under the 1933 Act Regulations and, promptly after the execution and delivery of this Agreement, the Company will prepare and file a final prospectus supplement in accordance with the provisions of Rule 424(b) under the 1933 Act Regulations. The final prospectus, as supplemented by the final prospectus supplement, relating to the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." The information included in such Prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be part of such Registration Statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.



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         SECTION 1. Representations and Warranties.

         (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

                  (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Registration Statement meets the requirements of Rule 415(a) under the 1933 Act and the Registration Statement, with respect to the Securities, meets the requirements of Section 415(a)(1)(i) under the 1933 Act.

                  At the respective times the Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information relating to the Underwriters and the underwriting of the Securities furnished to the Company in writing by any Underwriter through KBW expressly for use in the Registration Statement or Prospectus.

                  Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.



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                  (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants with respect to the Company within the meaning of Rule 2-01 of Regulation S-X under the 1933 Act, as amended by Section 201 of the Sarbanes-Oxley Act of 2002, including the applicable rules and regulations promulgated by the Commission thereunder (the "Sarbanes-Oxley Act").

                  (iv) Financial Statements.

                       (A) The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated Subsidiaries (as defined below) at the dates indicated and the statement of income, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial data included or incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

                       (B) Each Subsidiary of the Company that is engaged in the business of insurance or reinsurance (collectively, the "Insurance Subsidiaries") has timely filed all applicable annual and quarterly financial statements required by the laws and regulations of each of their domiciliary jurisdictions ("Regulatory Financial Statements"). Each of the Regulatory Financial Statements has been prepared in accordance with Statutory Accounting Principles ("SAP"), consistently applied, as prescribed by the relevant state insurance regulatory authority and fairly presents the financial position of the relevant Insurance Subsidiary as of the date therein. Except for liabilities fully reflected or reserved against in the Regulatory Financial Statements of the relevant Insurance Subsidiary, such Insurance Subsidiary has no liabilities, obligations or claims (absolute, accrued, fixed or contingent, matured or unmatured, asserted or unasserted, known or unknown, or otherwise).



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                  (v) No Material Adverse Change in Business. Since the
         respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and no event or condition has occurred that would materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries considered as one enterprise and (C) except for regular quarterly dividends on the Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New York and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (vii) Good Standing of Subsidiaries. Each direct and indirect subsidiary of the Company (each a "Subsidiary" and, collectively, the "Subsidiaries"), other than Insurance Subsidiaries, has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. Each Insurance Subsidiary has been duly organized and is validly existing as an insurance company under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. Each Insurance Subsidiary is currently rated "A" (Excellent) by A.M. Best Company, Inc. ("A.M. Best") and neither the Company nor any Insurance Subsidiary has received any communication from A.M. Best that A.M. Best intends to lower or remove such rating. Except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest,


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         mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. There are no issued and outstanding options, warrants, rights, securities, contracts, commitments, understandings or arrangements by which the Subsidiaries are bound to issue any additional shares of their capital stock or options to purchase shares of their capital stock. The only subsidiaries of the Company are the subsidiaries listed on Schedule E hereto and Schedule E accurately sets forth the jurisdiction of organization of each such Subsidiary and all of the jurisdictions in which such Subsidiary is required to qualify as a foreign corporation (whether by reason of the ownership or leasing of property or the conduct of business).

                  (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

                  (ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

                  (x) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Selling Shareholders have been duly authorized by the Company and are validly issued, fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder.

                  (xi) Absence of Defaults and Conflicts. Neither the Company nor any Subsidiary is in violation of any provision of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, the "Agreements and Instruments"), except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the sale of the Securities) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, (A) any of the Agreements and Instruments, (B) the provisions of the charter or by-laws of the


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         Company or any Subsidiary or (C) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations except, in the case of clauses (A) and (C) above only, for such conflicts, breaches, defaults, liens, charges, encumbrances or violations that would not result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

                  (xii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent.

                  (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental authority, agency, instrumentality, self-regulatory body, commission (including departments of insurance) or other body, domestic or foreign (a "Governmental Entity"), now pending, or, to the knowledge of the Company, threatened or contemplated, against or affecting the Company or any Subsidiary, that is required to be disclosed in the Registration Statement (other than as disclosed therein, including through incorporation by reference), or that might result in a Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective properties or assets is the subject that are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not result in a Material Adverse Effect.

                  (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xv) Possession of Intellectual Property. The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, or presently employed by them, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances that would


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         render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy that, individually or in the aggregate, would result in a Material Adverse Effect.

                  (xvi) Absence of Manipulation. Neither the Company nor affiliate has taken, nor will they take, directly or indirectly, any action that is designed to or that has constituted or that would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (xvii) Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or Governmental Entity, (B) no authorization, approval, vote or other consent of any shareholder of the Company and (C) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Company of its obligations hereunder, in connection with the execution and delivery of this Agreement by the Company, the offering or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained under the 1933 Act or the 1933 Act Regulations, such as have been obtained under the voting agreement described in the Prospectus or as may be required under state securities laws.

                  (xviii) Possession of Licenses and Permits. The Company and the Subsidiaries possess such certificates, authorities, permits, licenses, approvals, consents and other authorizations (collectively, other than the Insurance Licenses (as defined below), "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to have such certificates, authorities, permits, licenses, approvals, consents and other authorizations would not have a Material Adverse Effect; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xix) Insurance Licenses. The Company and each Insurance Subsidiary holds such insurance licenses, certificates and permits from any Governmental Entity (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business) (the "Insurance Licenses") as are necessary to the conduct of its business as described in the Prospectus, except where the failure to have such licenses, certificates and permits would not have a Material Adverse Effect; the Company and each Insurance Subsidiary have fulfilled and performed all obligations necessary to maintain such Insurance Licenses, except where the failure to have fulfilled and performed such obligations would not have a Material Adverse Effect; there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that would result in the revocation, termination or suspension of any Insurance License or that would otherwise restrict any Insurance Subsidiary from engaging in the insurance business it currently conducts, the effect of which would, individually or in the


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         aggregate, result in a Material Adverse Effect; except as set forth under the heading "Voting Agreement--Regulatory Considerations" in the Prospectus, no insurance regulatory agency or body has issued, or commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Insurance Licenses that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xx) Regulatory Filings. Except as set forth in the Prospectus or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and each Subsidiary has filed or otherwise provided all reports, data, other information and applications required to be filed with or otherwise provided to the office of the Superintendent of the New York State Insurance Department, and all other Governmental Entities with jurisdiction over the Company and each Subsidiary and all required regulatory approvals in respect thereof are in full force and effect on the date hereof. All such regulatory filings were in compliance with applicable law when filed and no deficiencies have been asserted by such Governmental Entity with respect to any such regulatory filings that have not been satisfied, except where such non-compliance or deficiencies would not result in a Material Adverse Effect.

                  (xxi) Compliance With Law. The Company and the Subsidiaries are in compliance with all laws administered by and all regulations of any Governmental Entity applicable to them, except where such non-compliance would not result in a Material Adverse Effect, and neither the Company nor any Subsidiary has been advised by any Governmental Entity that it is not in material compliance therewith. Except as set forth under the heading "Voting Agreement--Regulatory Considerations" in the Prospectus or as set forth on Schedule G hereto, neither the Company nor any Subsidiary is a party to any agreement or memorandum of understanding with, or a party to a commitment letter or similar undertaking with, or is subject to any order or directive by, or is the recipient of a supervisory letter from, any Governmental Entity which restricts the conduct of its business or in any way relates to its capital adequacy, its accounting practices, its reserving practices or its management, nor has the Company or any Subsidiary been advised by any Governmental Entity that it is contemplating issuing or requesting (or considering the appropriateness of issuing or requesting) any of the foregoing. The Company has in place reasonable procedures and controls designed to ensure compliance with any U.S. sanctions administered by the Office of Foreign Asset Controls of the United States Treasury Department.

                  (xxii) Insurance Reserving Practices. Except as disclosed in the Prospectus, the Company and its Insurance Subsidiaries have made no material change in their insurance reserving practices or the method by which they calculate reserves since June 30, 2003.



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                  (xxiii) Reinsurance Treaties. All reinsurance treaties and arrangements pursuant to which any Insurance Subsidiary cedes material risk for which any Insurance Subsidiary may be liable are in full force and effect and no Insurance Subsidiary is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except where the failure to be in full force and effect or where such violation or default would not, individually or in the aggregate, have a Material Adverse Effect; no Insurance Subsidiary has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty and, to the knowledge of the Company and the Insurance Subsidiaries, none of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement except to the extent adequately and properly reserved for in the consolidated financial statements of the Company included or incorporated by reference in the Prospectus, except where such nonperformance would not, individually or in the aggregate, have a Material Adverse Effect.

                  (xxiv) Title to Property. The Company and the Subsidiaries have good and marketable title to all real property owned by the Company and the Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Prospectus or (B) do not, individually or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of the Subsidiaries; and all of the leases and subleases material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company or any of the Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xxv) Investment Company Act. The Company is not, and upon the sale of the Securities as contemplated herein and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xxvi) Environmental Laws. Except as described in the Registration Statement and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or molds (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, except where the failure to have such permits, authorizations and approvals would not result in a Material Adverse Effect, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Company or any of the Subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any of the Subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (xxvii) Registration Rights. Except with respect to the Registration Rights Agreement, dated as of January 31, 2003, between the Company and Conning Capital Partners VI, L.P. ("Conning"), there are no persons with registration rights or other similar rights to have the offer and sale of any securities (debt or equity) (A) registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or (B) otherwise registered by the Company under the 1933 Act.

                  (xxviii) No Adverse Rights. Except as described in the Prospectus, (A) neither the Company nor any of the Subsidiaries nor any shareholders of the Company or any of the Subsidiaries nor, to the knowledge of the Company, any other person has any preemptive rights, rights of first refusal, options, warrants, scrip, rights to subscribe for, puts, calls, agreements, understandings, claims or other commitments or other similar right to purchase any of the Securities and, without limitation to the foregoing, the Company hereby waives any preemptive rights, rights of first refusal, options, warrants, scrip, rights to subscribe for, puts, calls, agreements, understandings, claims or other commitments or other similar right it may have to purchase any of the Securities, (B) none of the outstanding shares of capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company and (C) there are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock that are effective with respect to the Securities.

                  (xxix) Tax Matters. The Company and each Subsidiary have filed all tax returns required to be filed, which returns are true and correct, and neither the Company nor any Subsidiary is in default, or has been advised that it may be in default, in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

                  (xxx) Accounting Controls. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-14 and 15d-14 under the 1934 Act) that (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, particularly during the periods in which the filings made by the Company with the Commission which it may make under Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act are being prepared, (B) have been evaluated for effectiveness as of a date within 90 days prior to the filing of the Company's most recent Annual Report filed with the Commission and (C) are effective to perform the functions for which they were established. The accountants and the Audit Committee of the Board of Directors of the Company have been advised of (x) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and (y) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; any material weaknesses in internal controls have been identified for the accountants; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

                  (xxxi) Compliance with Sarbanes-Oxley Act. There is and has been no failure on the part of the Company and any of the Company's directors and officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act and the Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act.

                  (xxxii) Listing; Stock Certificates. The Securities are listed on the New York Stock Exchange (the "NYSE") and the Company has taken no action designed to, or likely to have the effect of, delisting the Securities on the NYSE. The Securities to be sold by the Selling Shareholders to the Underwriters pursuant to this Agreement are not, and, upon delivery to the Underwriters, will not be, subject to any stop transfer instructions or similar restrictions on transfer and the certificates evidencing such Securities will not, upon delivery to the Underwriters, bear any restrictive legends.

                  (xxxiii) Rule 2710. The Registration Statement complies with the standards for Form S-3 in effect prior to October 21, 1992 (for purposes of the exemption from filing provided for by Rule 2710(b)(7)(C)(i) of the Conduct Rules of the National Association of Securities Dealers (the "NASD")).

         (b) Representations and Warranties by the Selling Shareholders. Each Selling Shareholder severally and not jointly represents and warrants to each Underwriter as of the date hereof, as of the Closing Time and, in the case of the Option Securities Selling Shareholder, as of each such Date of Delivery, and agrees with each Underwriter, as follows:

                  (i) Accurate Disclosure. Such Selling Shareholder has reviewed and is familiar with the Registration Statement and the Prospectus and, with respect to any statements or omissions in the Registration Statement and the Prospectus under the caption "Selling Shareholders" relating to such Selling Shareholder, neither the Prospectus nor any amendments or supplements thereto includes or will include any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Selling Shareholder is not prompted to sell the Securities to be sold by such Selling Shareholder hereunder by any information concerning the Company or any Subsidiary of the Company that is not set forth in the Prospectus.

                  (ii) Power and Authority. Such Selling Shareholder has the full right, power and authority to execute and deliver this Agreement and the Power of Attorney and Custody Agreement, in the form of previously delivered to the Representatives (the "Power of Attorney and Custody Agreement"), to sell, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder and to consummate the transactions contemplated herein and under the Power of Attorney and Custody Agreement.

                  (iii) Authorization. All necessary action has been taken by such Selling Shareholder to authorize the execution and delivery of this Agreement and the Power of Attorney and Custody Agreement, the sale and delivery of the Securities to be sold by such Selling Shareholder, to consummate the transactions contemplated herein and under the Power of Attorney and Custody Agreement and for such Selling Shareholder to comply with its obligations hereunder and under the Power of Attorney and Custody Agreement. Mellon Investor Services LLC, as custodian (the "Custodian"), is authorized to deliver the Securities to be sold by such Selling Shareholder hereunder and to accept payment therefor; and Paul J. Hart, as attorney-in-fact (the "Attorney-in-Fact"), is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(f) hereof or that may be required pursuant to Sections 5(n) and 5(o) hereof on behalf of such Selling Shareholder, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Shareholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Shareholder, as provided in
         Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Shareholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

                  (iv) Due Execution. This Agreement and the Power of Attorney and Custody Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder and the Power of Attorney and Custody Agreement is a valid and binding agreement of such Selling Shareholder.

                  (v) Non-Contravention. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and under the Power of Attorney and Custody Agreement and compliance by such Selling Shareholder with his or its obligations hereunder and under the Power of Attorney and Custody Agreement do not and will not, whether with or without the giving of notice or passage of time or both, violate or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will any such action result in any violation of (A) the provisions of the operating agreement, trust agreement or other organizational instrument of such Selling Shareholder, if applicable, or (B) any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of his or its properties, except, in the case of clause (B) only, for such violations that would not have a material adverse effect on the ability of such Selling Shareholder to consummate the transactions contemplated herein or under the Power of Attorney and Custody Agreement or the ability of such Selling Shareholder to comply with the provisions hereof or thereof.

                  (vi) Good and Valid Title. Such Selling Shareholder has and will, at the Closing Time and, in the case of the Option Securities Selling Shareholder, as of each such Date of Delivery, be the sole legal, beneficial and registered owner of, and have good and valid title to, the Securities to be sold by such Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, each of the Underwriters will receive good and valid title to the Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                  (vii) Absence of Manipulation. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action that is designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (viii) Absence of Further Requirements. (A) No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or Governmental Entity, (B) no authorization, approval, vote or other consent of any shareholder of the Company and (C) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by such Selling Shareholder of his or its obligations hereunder or in the Power of Attorney and Custody Agreement or, in connection with the execution and delivery of this Agreement by such Selling Shareholder, the offer, sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained under the 1933 Act or the 1933 Act Regulations or as may be required under state securities laws.

                  (ix) No Adverse Rights. Except as described in the Prospectus, (A) neither such Selling Shareholder nor, to the knowledge of such Selling Shareholder, any other person has any preemptive rights, rights of first refusal, options, warrants, scrip, rights to subscribe for, puts, calls, agreements, understandings, claims or other commitments or other similar rights to purchase any of the Securities that are to be sold by such Selling Shareholders to the Underwriters pursuant to this Agreement and such Selling Shareholder hereby waives any and all such preemptive rights, rights of first refusal, options, warrants, scrip, rights to subscribe for, puts, calls, agreements, understandings, claims or other commitments or other similar rights it may have to purchase any of the Securities (such waiver being made for the benefit of the Underwriters, the Company and the other Selling Shareholders) and (B) there are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock that are effective with respect to the Securities owned or held by such Selling Shareholder; and, except for shares of Common Stock that are owned or that will be owned by such Selling Shareholder and are accurately described in the Prospectus, such Selling Shareholder does not own or hold (directly or indirectly, actually or beneficially) any Common Stock or other capital stock of the Company or any securities convertible into or exchangeable or exercisable for or repayable with any such Common Stock or other capital stock of the Company, and does not have any right or arrangement to acquire any Common Stock or other capital stock, rights, warrants, options or other securities of the Company.

                  (x) Certificates Suitable for Transfer. Certificates for all of the Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

                  (xi) No Association with NASD. Neither such Selling Shareholder nor any of his or its affiliates, as the case may be, directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of paragraph (dd) of Article I of the By-laws of the NASD), any member firm of the NASD.

         (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of the Subsidiaries delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of a Selling Shareholder as such and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

         SECTION 2. Sale and Delivery to Underwriters; Closing.

         (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Selling Shareholder, severally and not jointly, agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from each Selling Shareholder, at the price per share set forth in Schedule D, that proportion of the number of Initial Securities set forth in Schedule A opposite the name of such Selling Shareholder which the number of Initial Securities set forth in Schedule B opposite the name of such Underwriter, plus any additional number of Initial Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

          (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Option Securities Selling Shareholder hereby grants an option to the Underwriters, severally and not jointly, to purchase, in addition to the Initial Securities, up to the amount of Option Securities set forth opposite the name of such Option Securities Selling Shareholder on Schedule C at the price per share set forth in Schedule D. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by KBW to the Selling Shareholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by KBW, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, then each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule B opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as KBW in its discretion shall make to eliminate any sales or purchases of fractional shares. If the option is exercised for a portion, but not all, of the Option Securities, the Option Securities Selling Shareholder will sell that proportion of the total number of Option Securities then being purchased which the number of Option Securities set forth opposite the name of such Option Securities Selling Shareholder bears to the total number of Option Securities.

          (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Shareholders, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company and the Selling Shareholders (such time and date of payment and delivery being herein called "Closing Time").

          In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Option Securities Selling Shareholder on each Date of Delivery as specified in the notice from the Representatives to the Option Securities Selling Shareholder.

         Payment shall be made to the Selling Shareholders by wire transfer of immediately available funds to bank accounts designated by the Custodian pursuant to each Selling Shareholder's Power of Attorney and Custody Agreement against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, that it has agreed to purchase. KBW, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) Restrictions on Transfer. Each of the Underwriters represents to, and agrees with, the Company and the Selling Shareholders that:

                  (i) other than in connection with the offering, it has not offered or sold and, during the period ending six months after the closing date, it will not offer or sell any shares of Common Stock to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments, as principal or agent, for the purposes of their business, or otherwise, in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, as amended;

                  (ii) it has only communicated or caused to be communicated, and will only communicate or cause to be communicated, any invitation or inducement to engage in investment activity, within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA"), received by it in connection with the issue or sale of any shares of Common Stock in circumstances in which section 21(1) of the FSMA does not apply to the Company; and

                  (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares of Common Stock in, from or otherwise involving the United Kingdom.

         (e) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

         (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will cause the Prospectus to be filed with the Commission pursuant to Rule 424(b) under the 1934 Act and will promptly advise the Representatives when the Prospectus has been so filed, and, prior to the termination of the offering of the Securities to which such Prospectus relates, also will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as shall be necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object in writing.

         (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, copies of signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and copies of signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such

Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

        (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the rules and regulations of the Commission under the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

        (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the execution and delivery of this Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of the execution and delivery of this Agreement.

        (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

        (h) Listing. The Company will use its best efforts to maintain the listing of the Securities on the NYSE.

        (i) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of KBW, on behalf of the Underwriters, directly or indirectly
(A) offer, sell, offer to sell, contract to sell, hedge, pledge, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any other securities convertible into, or exercisable or exchangeable for, shares of Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (B) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (A) or (B) is to be settled by delivery of Common Stock or such other securities in cash or otherwise. The foregoing sentence shall not apply to (w) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (x) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus or any substantially similar employee benefit plan approved by the Board of Directors of the Company that provides for the issuance of not more than 1,000,000 shares of Common Stock, (y) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan or (z) any shares of Common Stock issuable to Conning as described in the Prospectus.

        (j) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

        (k) Compliance with Sarbanes-Oxley Act. The Company will remain in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act as in effect from time to time and will use its best efforts to cause the Company's directors and officers, in their capacity as such, to comply with the applicable provisions of the Sarbanes-Oxley Act.

        (l) Accounting Controls. The Company and the Subsidiaries will maintain disclosure controls and procedures (as such term is defined in Rules 13a-14 and 15d-14 under the 1934 Act) that (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, particularly during the periods in which the filings made by the Company with the Commission which it may make under Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act are being prepared, (B) have been evaluated for effectiveness as of a date within 90 days prior to the filing of the Company's most recent Annual Report filed with the Commission and (C) are effective to perform the functions for which they were established.

        (m) Regulatory Filings. The Company and the Subsidiaries shall cooperate with and furnish the Underwriters with all information as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made with any Governmental Entity by the Underwriters in connection with the transactions contemplated by this Agreement.

        SECTION 4. Payment of Expenses.

        (a) Expenses. Except as set forth in Section 4(b), the Company will pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale or delivery of the Securities to the Underwriters, if any, (iii) the fees and disbursements of the Company's and the Selling Shareholders' counsel, accountants and other advisors, (iv) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (v) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vi) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (vii) the fees and expenses of any transfer agent, registrar or custodian for the Securities, (viii) if applicable, the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, any review by the NASD of the terms of the sale of the Securities, (ix) the costs and expenses relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultant, including the cost of any aircraft chartered in connection with the road show and (x) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders hereunder for which provision is not otherwise made in this Section.

        (b) Expenses of the Selling Shareholders. Each Selling Shareholder, severally, will pay, if applicable, any stock or other transfer taxes and any stamp, capital or other duties, taxes or charges payable upon the sale or delivery of its Securities to the Underwriters.

        (c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

        (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders shall have made or may make for the sharing of such costs and expenses.

        SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or any Subsidiary of the Company or on behalf of the Selling Shareholders delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective covenants and other obligations hereunder, and to the following further conditions:

        (a) Effectiveness of Registration Statement. The Registration Statement has become effective and, at Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

        (b) Opinion of Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Mayer, Brown, Rowe & Maw LLP, counsel for the Company, and Paul J. Hart, Esq., the General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibits A-1 and A-2 hereto, respectively, and to such further effect as counsel to the Underwriters may reasonably request.

        (c) Opinion of Counsel for the Selling Shareholders. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Finn Dixon & Herling LLP, special counsel for the Selling Shareholders, and Carlton Fields, P.A., Florida counsel for the Selling Shareholders, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibits B-1 and B-2 hereto, respectively, and to such further effect as counsel to the Underwriters may reasonably request.

        (d) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters in form and substance satisfactory to the Underwriters.

        (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission.

        (f) Certificate of Selling Shareholders. At Closing Time, the Representatives shall have received a certificate of the Attorney-in-Fact on behalf of the Selling Shareholders, dated as of Closing Time, to the effect that (i) the representations and warranties of the Selling Shareholders contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and
(ii) the Selling Shareholders have complied in all material respects with all agreements and all conditions on their part to be performed under this Agreement at or prior to Closing Time.

        (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from KPMG LLP a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the consolidated financial statements and certain financial information contained in the Registration Statement and the Prospectus.

        (h) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

        (i) Approval of Listing. At Closing Time, the Securities shall continue to be listed on the NYSE.

        (j) Stock Certificates; Tax Forms. No later than noon (New York City time) on the second business day immediately preceding the Closing Time, the Custodian shall have received certificates for all of the Securities to be sold by the Selling Shareholders pursuant to this Agreement, in form suitable for transfer by delivery and accompanied by duly executed stock powers endorsed in blank by such Selling Shareholders with signatures guaranteed, and a properly completed and executed United States Treasury Department Form W-9 or W-8 BEN (or other applicable form) from each of the Selling Shareholders.

        (k) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule F hereto.

        (l) Maintenance of Rating. Since the execution of this Agreement, there shall not have been any decrease in the rating of any of the Company's or any of the Subsidiaries' securities or of the Company's or any of the Subsidiaries' financial strength or claims paying ability by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

        (m) Regulatory Approvals. The Underwriters shall have received all necessary regulatory approvals from all applicable state agencies or instrumentalities governing insurance companies in connection with the purchase of the Securities.

        (n) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Option Securities Selling Shareholder contained herein and the statements in any certificates furnished by the

Company and any Subsidiary and the Option Securities Selling Shareholder hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                  (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                  (ii) Certificate of Option Securities Selling Shareholder. A certificate, dated such Date of Delivery, of the Attorney-in-Fact on behalf of the Option Securities Selling Shareholder confirming that the certificate delivered at the Closing Time pursuant to Section 5(f) remains true and correct as of such Date of Delivery.

                  (iii) Opinions of Counsel for Company. The favorable opinion of Mayer, Brown, Rowe & Maw LLP, counsel for the Company, and Paul J. Hart, Esq., the General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Sections 5(b) hereof.

                  (iv) Opinions of Counsel for Option Securities Selling Shareholder. The favorable opinion of Carlton Fields, P.A., counsel for the Option Securities Selling Shareholder, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(c) hereof.

                  (v) Opinion of Counsel for Underwriters. The favorable opinion of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                  (vi) Bring-down Comfort Letter. A letter from KPMG LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than two days prior to such Date of Delivery.

         (o) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to pass upon the sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

        (p) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as provided in this Agreement, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery that is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company and the Selling Shareholders at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

        SECTION 6. Indemnification.

        (a) Indemnification of Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, as follows:

                 (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(c) below) any such settlement is effected with the written consent of the Company and the Selling Shareholders; and

                 (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by KBW), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that the foregoing indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information relating to the Underwriters and the underwriting of the Securities furnished to the Company by any Underwriter through KBW expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided further that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any loss, liability, claim, damage or expense purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, liabilities, claims, damages or expenses, unless such failure is the result of noncompliance by the Company with Section 3(d) hereof.

        (b) Indemnification of the Company, Directors and Officers and Selling Shareholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Shareholder and each person, if any, who controls such Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through KBW expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

        (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party, and any delay in such notification, shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by KBW, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

        (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

        (e) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

        SECTION 7. Contribution. If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and such Selling Shareholder on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and such Selling Shareholder on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

        The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Selling Shareholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover, and, for the purpose of allocation of benefits under this sentence, the Company shall be deemed to have received all of the benefits received by the Selling Shareholders hereunder.

        The relative fault of the Company and each of the Selling
Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or such Selling Shareholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

        Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

        No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as the Company or any Selling Shareholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule B hereto and not joint.

        The provisions of this Section shall not affect any agreement among the Company and any of the Selling Shareholders with respect to contribution.

        SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of the Subsidiaries or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Shareholders, and shall survive delivery of the Securities to the Underwriters.

        SECTION 9. Termination of Agreement.

        (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the American Stock Exchange or the NYSE or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other Governmental Entity, or if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

        (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

        SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities that it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

        (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

        (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery that occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Option Securities Selling Shareholder to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

        No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

        In the event of any such default that does not result in a termination of this Agreement or, in the case of a Date of Delivery that is after the Closing Time, that does not result in a termination of the obligation of the Underwriters to purchase and the Option Securities Selling Shareholder to sell the relevant Option Securities, as the case may be, either
(i) the Representatives or (ii) the Company and any Selling Shareholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

        SECTION 11. Default by One or More of the Selling Shareholders.

        If a Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities that such Selling Shareholder is obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule A hereto, then the Underwriters may, at the option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Shareholders, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (b) elect to purchase the Securities that the non-defaulting Selling Shareholders have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

       In the event of a default by any Selling Shareholder as referred to in this Section 11, each of the Representatives, the non-defaulting Selling Shareholders and the Company shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

        SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at c/o Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, New York 10019, attention of Kevin W. McMurchy; notices to the Company shall be directed to NYMAGIC, Inc., 919 Third Avenue, 10th Floor, New York, New York 10017, attention of the Chief Executive Officer with a copy to the General Counsel; and notices to the Selling Shareholders shall be directed to Finn Dixon & Herling LLP, One Landmark Square, Suite 1400, Stamford, Connecticut 06901.

        SECTION 13. Tax Disclosure. Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure. For purposes of the foregoing, the term "tax treatment" is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term "tax structure" includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

        SECTION 14. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

        SECTION 15. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

        SECTION 16. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                        [Signatures On Following Page]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholders in accordance with its terms.

                                            Very truly yours,

                                            NYMAGIC, INC.



                                            By:  /s/ A. George Kallop
                                               ------------------------------
                                               Name:  A. George Kallop
                                               Title: Executive Vice President


                                            The Selling Shareholders
                                            named in Schedule A hereto



                                            By: /s/ Paul J. Hart
                                               ------------------------------
                                               Paul J. Hart
                                               As Attorney-in-Fact


CONFIRMED AND ACCEPTED, as of
the date first above written:

KEEFE, BRUYETTE & WOODS, INC.
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
FERRIS, BAKER WATTS, INCORPORATED

For themselves and as Representatives
of the other Underwriters named in
Schedule A hereto.

By:  KEEFE, BRUYETTE & WOODS, INC.


By: /s/ Kevin W. McMurchy
   ----------------------------------
   Name:  Kevin W. McMurchy
   Title: Managing Director

                                       SCHEDULE A

                                                                          Number of
                                                                          Initial
                                                                          Securities
Name of Selling Shareholder                                               to be Sold
-----------------------------------------------------------------------   ----------
Mark W. Blackman.......................................................      750,000
Blackman Investments, LLC..............................................      750,000
Louise B. Tollefson 2000 Florida Intangible Tax Trust dated 12/12/00...       70,000
Louise B. Blackman Tollefson Family Foundation dated 3/24/98...........      130,000
Louise B. Tollefson Charitable Lead Annuity Trust dated 3/30/00........      160,000
Bennett H. Tollefson Charitable Lead Unitrust dated 3/30/00............      140,000
                                                                          ----------
Total..................................................................    2,000,000
                                                                          ==========



























                                    Sch. A-1

                                    SCHEDULE B

                                                                         Number of
                                                                         Initial
Name of Underwriter                                                      Securities
-------------------                                                      ----------
Keefe, Bruyette & Woods, Inc..........................................    1,400,000
Friedman, Billings, Ramsey & Co., Inc.................................      400,000
Ferris, Baker Watts, Incorporated.....................................      200,000

Total.................................................................    2,000,000

























                                     Sch. B-1




                                         SCHEDULE C

                                                                           Maximum Number
                                                                             of Option
                                                                           Securities to
Name of Option Securities Selling Shareholder                                 be Sold
------------------------------------------------------------------------   --------------
Louise B. Tollefson 2000 Florida Intangible Tax Trust dated 12/12/00....      150,000

Total...................................................................      150,000




















                                        Sch. C-1

                                  SCHEDULE D

                                 NYMAGIC, INC.
                          2,000,000 Shares of Common Stock
                          (par value $1.00 per share)

         1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $24.65.

         2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $23.294, being an amount equal to the initial public offering price set forth above less $1.356 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.
































                                   Sch. D-1


                                 SCHEDULE E

                             LIST OF SUBSIDIARIES


                     Name of Subsidiary                          Jurisdiction of Organization
-----------------------------------------------------------      ----------------------------
Insurance Companies and Lloyd's Corporate Capital Vehicle:
----------------------------------------------------------
New York Marine and General Insurance Company                               New York
Gotham Insurance Company                                                    New York
MMO UK, Ltd.                                                             United Kingdom
MMO EU, Ltd.                                                             United Kingdom

Insurance Underwriters and Managers:
------------------------------------
Mutual Marine Office, Inc.                                                  New York
Pacific Mutual Marine Office, Inc.                                         California
Mutual Marine Office of the Midwest, Inc.                                   Illinois
































                                            Sch. E-1

                                  SCHEDULE F

                LIST OF PERSONS AND ENTITIES SUBJECT TO LOCK-UP

Conning Capital Partners VI, L.P.

Mark W. Blackman

John N. Blackman, Jr.

Blackman Investments, LLC

Louise B. Tollefson 2000 Florida Intangible Tax Trust dated 12/12/00

Louise B. Blackman Tollefson Family Foundation dated 3/24/98

Louise B. Tollefson Charitable Lead Annuity Trust dated 3/30/00

Bennett H. Tollefson Charitable Lead Unitrust

Mariner Partners, Inc.

George R. Trumbull, III

Thomas J. Iacopelli

William D. Shaw, Jr.

A. George Kallop

George F. Berg

John R. Anderson

Glenn Angiolillo

John T. Baily

William J. Michaelcheck

Robert G. Simses

Glenn R. Yanoff

David W. Young







                                   Sch. F-1

                                  SCHEDULE G



                           [Intentionally Omitted]




























                                   Sch. G-1

                                                                   EXHIBIT A-1



                     FORM OF OPINION OF COMPANY'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)

        (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York.

        (ii) The Company has corporate power and authority to enter into and perform its obligations under the Underwriting Agreement.

        (iii) Except as described in the Prospectus, to our knowledge based on our review of applicable contracts (as defined below) and based on representations of the Company and the Selling Shareholders contained in the Underwriting Agreement, (A) no person has any preemptive rights, rights of first refusal, options, warrants, scrip, subscription rights, puts, calls, agreements, understandings, claims or other commitments or other similar rights to purchase any of the Securities that are to be sold by the Selling Shareholders to the Underwriters pursuant to the Underwriting Agreement and
(B) there are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock that are effective with respect to the Securities.

        (iv) Each U.S. Subsidiary of the Company, other than Insurance Subsidiaries, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation; and each Insurance Subsidiary is validly existing as an insurance company under the laws of the jurisdiction of its incorporation.

        (v) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

        (vi) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of the date of the final prospectus supplement and as of the date hereof, and each amendment or supplement to the Registration Statement and Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

        (vii) The documents incorporated by reference or deemed to be incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion), taken together, as of the date of the final prospectus supplement and as of the date hereof, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.




                                    A-1-1

        (viii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable New York statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the NYSE.

        (ix) The information in the Prospectus under "Risk Factors--Insurance laws and regulations restrict our ability to operate," "Risk Factors--Failure to comply with insurance laws and regulations could have a material adverse effect on our business," "Risk Factors--Our holding company structure could prevent us from paying dividends on our common stock," "Risk Factors--Because a majority of our outstanding stock is subject to a voting agreement, our other shareholders have limited ability to impact voting decisions," "Risk Factors--The voting agreement and the large concentration of our stock ownership in the hands of a few shareholders could impede a change of control and could make it more difficult to effect a change in our management," "Risk Factors--You may require regulatory approval if you wish to acquire a large amount of common stock in the offering," and "Prospectus Supplement Summary--Recent Developments--Litigation" and under Item 15 in Part II of the Registration Statement, to the extent that it constitutes or summarizes matters of United States federal, Illinois or New York law, statute or regulation (but excluding the rules and regulations of the National Association of Securities Dealers, Inc. and state securities or "blue sky"
laws) in each case which, in our opinion, based on our experience, is applicable to transactions of the type contemplated by the Underwriting Agreement (the "applicable law"), the Company's charter and by-laws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

        (x) All descriptions in the Registration Statement of the contracts listed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 (the "applicable contracts") are accurate in all material respects.

        (xi) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or United States federal or New York Governmental Entity under any applicable law, no authorization, approval, vote or other consent of any shareholder of the Company and no authorization, approval, vote or other consent of any other person or entity, is necessary or required for or in connection with (w) the performance by the Company of its obligations under the Underwriting Agreement, (x) the execution and delivery of the Underwriting Agreement by the Company, (y) the offering or sale of the Securities by the Selling Shareholders or (z) the consummation of the transactions contemplated by the Underwriting Agreement, except such as have been already made, waived or obtained under the 1933 Act or the 1933 Act Regulations and under the voting agreement described in the Prospectus or as may be required under state securities laws.

        (xii) The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement (including the sale of the Securities) and compliance by the Company with its obligations under the Underwriting Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to (A) any of the applicable contracts,
(B) the provisions of the charter or by-laws of the Company or any U.S. Subsidiary, or (C) any applicable law or any judgment, order, writ or decree known to us of any court or Governmental Entity having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations, except, in the case of clause (C) above only, for such conflicts, breaches, defaults, liens, charges, encumbrances or violations that would not result in a Material Adverse Effect.



                                    A-1-2

        (xiii) The Company is not, and upon the sale of the Securities as contemplated in the Underwriting Agreement and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the 1940 Act.

         We have been advised by the staff of the Commission that the Registration Statement has been declared effective under the 1933 Act. We further advise you that, based solely on our conversations with the staff of the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         In addition, we have examined various documents and participated in conferences with representatives of the Company and their accountants and with your representatives and counsel at which times the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although (except as set forth above) we are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or making any representation that we have independently verified or checked the accuracy, completeness or fairness of such statements, no facts have come to our attention that cause us to believe that the Registration Statement (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), as of the date of the final prospectus or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.






                                    A-1-3

                                                                   EXHIBIT A-2

                 FORM OF OPINION OF COMPANY'S GENERAL COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)

        (i) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

        (ii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

        (iii) The Company has _______ authorized shares of Common Stock of which _______ are outstanding as of _______________, 2003; the shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholders, was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company; the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; and no holder of the Securities will be subject to personal liability by reason of being such a holder.

        (iv) Each Subsidiary of the Company, other than the Insurance Subsidiaries, has been duly incorporated and has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. Each Insurance Subsidiary has been duly incorporated and has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary; there are no issued and outstanding options, warrants, rights, securities, contracts, commitments, understandings or arrangements by which the Subsidiaries are bound to issue any additional shares of their capital stock or options to purchase shares of their capital stock.



                                    A-2-1

        (v) Each Insurance Subsidiary has the appropriate licenses, certificates of authority or authorizations to conduct its business as described in the Prospectus.

        (vi) To the best of my knowledge, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or Governmental
Entity, now pending, against or affecting the Company or any Subsidiary, that is required to be disclosed in the Registration Statement (other than as disclosed therein, including through incorporation by reference), or that might result in a Material Adverse Effect, or that might materially and adversely affect the properties or assets of the Company or such Subsidiary, the consummation of the transactions contemplated in the Underwriting
Agreement or the performance by the Company of its obligations in connection with the Underwriting Agreement; all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective properties or assets is the subject that are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not result in a Material Adverse Effect.

        (vii) To the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto or to the documents incorporated by reference to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.















                                    A-2-2

                                                                   EXHIBIT B-1


        FORM OF OPINION OF SPECIAL COUNSEL FOR THE SELLING SHAREHOLDERS
                   TO BE DELIVERED PURSUANT TO SECTION 5(c)

        (i) No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or Governmental Entity, and no authorization, approval, vote or other consent of any person or entity, is necessary or required for the performance by Mark W. Blackman ("Blackman") or Blackman Investments, LLC, a Connecticut limited liability company ("BILLC") of his or its, as applicable, obligations pursuant to the Underwriting Agreement or the Power of Attorney and Custody Agreement or, in connection with the execution and delivery of the Underwriting Agreement by Blackman or BILLC, the offer, sale and delivery of the Securities or the consummation of the transactions contemplated by the Underwriting Agreement, except such as may have previously been made or obtained under the 1933 Act, the 1933 Act Regulations or otherwise, or as may be required under state securities laws.

        (ii) The Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by or on behalf of Blackman and BILLC, as applicable, and constitutes the legal, valid, binding and enforceable agreement of each of Blackman and BILLC. Assuming the due authorization, execution and delivery thereof by each of the Selling Shareholders (other than Blackman and BILLC), the Power of Attorney and Custody Agreement constitutes the legal, valid, binding and enforceable agreement of each of the Selling Shareholders (other than Blackman and BILLC).

        (iii) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each of Blackman and BILLC.

        (iv) The Custodian has been duly authorized by each of Blackman and BILLC to deliver the Securities on behalf of each of Blackman and BILLC and to accept payment therefor in accordance with the terms of the Underwriting Agreement. Assuming the due authorization, execution and delivery of the Power of Attorney and Custody Agreement by each of the Selling Shareholders (other than Blackman and BILLC), the Custodian has been duly authorized by each of the Selling Shareholders (other than Blackman and BILLC) to deliver the Securities on behalf of such Selling Shareholders and to accept payment therefor in accordance with the terms of the Underwriting Agreement.

        (v) The Attorney-in-Fact has been duly authorized by each of Blackman and BILLC to execute and deliver the Underwriting Agreement and certain certificates, as the case may be, pursuant to Section 5 thereunder on behalf of each of Blackman and BILLC, to sell, assign and transfer to the Underwriters the Securities to be sold by each of Blackman and BILLC, to determine the purchase price to be paid by the Underwriters to each of Blackman and BILLC, to accept payment therefor, and otherwise to act on behalf of each of Blackman and BILLC in connection with the Underwriting Agreement.

        (vi) The execution and delivery of the Underwriting Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by each Selling Shareholder and the consummation of the transactions contemplated under the Underwriting Agreement and the Power of Attorney and Custody Agreement and compliance by such Selling Shareholder with his or its obligations under the Underwriting Agreement and the Power of



                                     B-1-1

Attorney and Custody Agreement do not and will not, whether with or without the giving of notice or passage of time or both, result in any violation of the provisions of (a) the operating agreement of BILLC in the case of BILLC,
(b) the Voting Agreement applicable to the Selling Shareholders, (c) the Securities Purchase Agreement applicable to BILLC or (d) any statute, law, rule or regulation of any federal, Connecticut or New York court or governmental authority or any judgment, order or injunction known to us which is applicable to either Blackman or BILLC, or any of their respective assets, properties or businesses.

        (vii) Each Selling Shareholder is the sole legal, beneficial and registered owner of, and has good and valid title to, the Securities to be sold by such Selling Shareholder pursuant to the Underwriting Agreement, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to the Underwriting Agreement; and upon delivery of such Securities and payment of the purchase price therefor as contemplated in the Underwriting Agreement, each of the Underwriters will receive good and valid title to the Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

        (viii) Except as described in the Prospectus, and based solely on a certificate of the Selling Shareholders, there are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock that are effective with respect to the Securities.




                                 B-1-2

                                                                 EXHIBIT B-2


        FORM OF OPINION OF FLORIDA COUNSEL FOR THE SELLING SHAREHOLDERS
                   TO BE DELIVERED PURSUANT TO SECTION 5(c)

        (i) The execution, delivery and performance by the Louise B. Tollefson 2000 Florida Intangible Tax Trust, Louise B. Blackman Tollefson Family Foundation, Louise B. Tollefson Charitable Lead Annuity Trust and Bennett H. Tollefson Charitable Lead Unitrust (collectively, the "Trust Shareholders") of the Underwriting Agreement and the Power of Attorney and Custody Agreement (together, the "Transaction Documents") have been duly authorized by all trust action necessary on the part of each respective Trust Shareholder and the Trust Shareholders have duly executed and delivered the Power of Attorney and Custody Agreement.

        (ii) The Underwriting Agreement has been duly executed and delivered by or on behalf of each Trust Shareholder.

        (iii) No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any Florida court or Florida governmental entity, and based solely on our review of the organizational documents of the Trust Shareholders and the Voting Agreement applicable to the Trust Shareholders, no authorization, approval, vote or other consent of any person or entity, is necessary or required for the performance by the Trust Shareholders of their respective obligations pursuant to the Transaction Documents or, in connection with the execution and delivery of the Transaction Documents by the Trust Shareholders, the offer, sale and delivery of the Securities or the consummation of the transactions contemplated by the Underwriting Agreement.

        (iv) The Custodian has been duly authorized by each of the Trust Shareholders to deliver the Securities on behalf of each of the Trust Shareholders and to accept payment therefor in accordance with the terms of the Underwriting Agreement.

        (v) The Attorney-in-Fact has been duly authorized by each of the Trust Shareholders to execute and deliver the Underwriting Agreement and certain certificates, as the case may be, pursuant to Section 5 thereunder on behalf of each of the Trust Shareholders, to sell, assign and transfer to the Underwriters the Securities to be sold by each of the Trust Shareholders, to determine the purchase price to be paid by the Underwriters to each of the Trust Shareholders, to accept payment therefor, and otherwise to act on behalf of each of the Trust Shareholders in connection with the Underwriting Agreement.

        (vi) The execution and delivery of the Transaction Documents and the sale and delivery of the Securities to be sold by each Trust Shareholder and the consummation of the transactions contemplated herein and under the Power of Attorney and Custody Agreement and compliance by such Trust Shareholder with its obligations under the Transaction Documents do not and will not, whether with or without the giving of notice or passage of time or both, result in any violation of (A) the provisions of the organizational documents referred to in opinion (ii) above or the Designation Agreement dated _________ applicable to such Trust Shareholder or (B) any statute, law, rule or regulation of any Florida court or governmental authority or any judgment, order or injunction known to us which is applicable to any Trust Shareholder, or any of their respective assets, properties or businesses.




                                    B-2-1

                                                                    EXHIBIT C


                            FORM OF LOCK-UP LETTER

          , 2003

KEEFE, BRUYETTE & WOODS, INC.
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
FERRIS, BAKER WATTS, INCORPORATED
   as Representatives of the several
   Underwriters to be named in the
   within-mentioned Underwriting Agreement
c/o Keefe, Bruyette & Woods, Inc.
4th Floor
787 Seventh Avenue
New York, New York 10019

                  Re: Proposed Public Offering by NYMAGIC, INC.
                      -----------------------------------------

Ladies and Gentlemen:

         The undersigned, a shareholder, optionholder, officer and/or director of NYMAGIC, INC., a New York corporation (the "Company"), understands that Keefe, Bruyette & Woods, Inc. ("KBW"), Friedman, Billings, Ramsey & Co., Inc. and Ferris, Baker Watts, Incorporated propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Company and the Selling Shareholders providing for the public offering of shares (the "Securities") of the Company's common stock, par value $1.00 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a shareholder, optionholder, officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during a period of 180 days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of KBW, on behalf of the underwriters to be named in the Underwriting Agreement, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, grant any option, right or warrant to purchase, or otherwise transfer or dispose of any shares of the Common Stock or any other securities convertible into, or exercisable or exchangeable for, shares of Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

                                       Very truly yours,

                                       Signature:
                                                  ---------------------------


                                       Print Name:
                                                   --------------------------


The foregoing is accepted and agreed to as of the date first written above:
KEEFE, BRUYETTE & WOODS, INC.


By: ________________________
    Name:
    Title:


OWNERSHIP OF COMMON STOCK AND OTHER SECURITIES:



Type of Security                                          Number of Shares*
---------------------------------------------------     ---------------------
Common Stock.....................................
Options..........................................
Warrants.........................................
Convertible Securities...........................
Other (please describe):


* For securities other than Common Stock, indicate the aggregate number of shares of Common Stock into which or for which such securities are convertible, exchangeable or exercisable.





                                     C-2